EXHIBIT 99.2

May 23, 2013
BRAND OVERVIEW

PANACHE
BEVERAGES, INC.

W
WÓDKA
[VODKA]
DISTILLED FROM RYE
NET CONTENTS 1.0L
40% ALC/VOL

"The price of vodka has been getting out of control; for too long. Thankfully the people who are importing WODKA decided to bring in a honest vodka at an honest price. Stick a fork in that over priced Goose – it's done! Overall Rating and value rating: 10 out of ten in both categories"

Chriss Carlsson *Spirits Review*

BRAND SNAPSHOT
While walking through the Polmos Bialystok distillery in Eastern Poland, a relic from the communist era was re-discovered - WÓDKA VODKA.
The quirky, unpretentious vodka doesn’t joke about quality. WÓDKA is triple distilled and charcoal filtered earning it a 90 point rating by the Beverage
Testing Institute - a first for any brand available for under $10.
WÓDKA stands tall as the leader in the exploding category of ‘quality for value’ spirit brands. Costing as little as one third the price of its competitors,
WÓDKA lives up to its simple credo — “Great Vodka. Priced Right.”

PANACHE
BEVERAGES, INC.

WÓDKA
[VODKA]

BEVERAGE TESTING INSTITUTE
Gold
2010
WÓDKA
WINS!
WÓDKA
LOVES
AWARDS!
RATING: 90 POINTS (EXCEPTIONAL)
SOURCE: BEVERAGE TESTING INSTITUTE

GET TO KNOW
VIGO
THE DOG

WÓDKA
[VODKA]
GREYHOUND
Great Vodka. Priced Right.

BRAND OVERVIEW

PANACHE
BEVERAGES, INC.

AMERICAN QUALITY
NORTH KOREAN PRICING
WÓDKA
[VODKA]
Great Vodka. Priced Right.

HAMPTONS
QUALITY
NEWARK
PRICING
WÓDKA
[VODKA]

ESCORT QUALITY
HOOKER PRICING
WÓDKA
[VODKA]

CHRISTMAS QUALITY
HANUKKAH PRICING
WÓDKA
[VODKA]
Great Vodka. Priced Right.

LOBSTAH QUALITY
CHOWDAH PRICING
WÓDKA
[VODKA]
Great Vodka. Priced Right.

MOVIE STAR QUALITY
REALITY STAR PRICING
WÓDKA
[VODKA]
Great Vodka. Priced Right.

BRAND OVERVIEW

PANACHE
BEVERAGES, INC.

TEXAS QUALITY
OKLAHOMA PRICING
WÓDKA
[VODKA]

WÓDKA
[VODKA]

ESCORT QUALITY
HOOKER PRICING
WÓDKA
[VODKA]
Great Vodka. Priced Right.

WÓDKA
[VODKA]
www.WELOVEWODKA.com
@realwodkavodka

90 POINTS
Exceptional
BY THE BEVERAGE TESTING INSTITUTE
WÓDKA
[VODKA]
Great Vodka. Priced Right.
$

WÓDKA
[VODKA]
Great Vodka.
Priced Right.
90 POINTS
Exceptional
BY THE BEVERAGE TESTING INSTITUTE

FREE 1L
TONIC
WITH PURCHASE
OF WODKA VODKA
10.1.13-1.6.14
90 POINTS
Exceptional
BY THE BEVERAGE TESTING INSTITUTE
www.tastings.com | 30 Years Of Trusted Reviews
WÓDKA
[VODKA]
ABC

WÓDKA
[VODKA]

POS
CASE CARDS
SHELFTALKERS
POSTERS
T-SHIRTS
BEANIES

PANACHE BEVERAGES, INC.

PR

Saturday, November 13, 2010 New York 63° | 46°

THE WALL STREET JOURNAL. | FOOD & DRINK

U.S. Edition Home ▾ | Today's Paper • Video • Blogs • Journal Community

WÓDKA
[VODKA]

View Full Image

Wódka is an upstart, budget-priced vodka brand

SAY CHEERS TO CHEAP

Wódka, an upstart, budget-priced vodka brand, has gained some attention of late for a provocative ad campaign that promises "Hamptons quality at Newark pricing."

That may not be a way to win fans in New Jersey, but the Polish-made, rye-based spirit is garnering plenty of positive notices elsewhere.

The Beverage Testing Institute, an independent surveyor of spirits, recently awarded it a 90-point (out of 100) rating and praised the vodka for its hints of "creamy powdered sugar, light pepper and minerals." With an average retail price of under $10, the brand is affordable enough for vodka fans to judge for themselves. welovewodka.com

—Charles Passy

WÓDKA

GREAT VODKA. PRICED RIGHT.

HOUSTON CHRONICLE
"If you're looking for a boozy bargain, perhaps this spirit can be your new affordable luxury."

miami.com
"But really, Smirnoff? You really think you taste better? Do you really think Smirnoff will beat out the Goose, Kettle, or even that quirky Wodka?"

Cocktail Enthusiast
"It's priced like most vodka should be priced, but aren't."

M. SHANKEN TRADE NEWS
"Affordable Wodka Enters U.S. Market"

CRAIN'S NEW YORK BUSINESS
"Some spirited competition"
"Cheeky new vodka takes a shot at the big brands"

BAR BUSINE$$
"Consumers looking to experience a bottle of ultra-premium, authentic rye vodka will now be able to stay within a single-digit budget."

BRANDWEEK
"...a breath of fresh air for a category that now takes itself way too seriously."

DETAILS
"For suckers who believe that fancy packaging equals superior vodka, here's proof – via Poland – that plain and cheap goes down just as easily."

THE ORANGE COUNTY REGISTER
"Cocktail tip: Wodka vodka is a best buy"

Spirits Review by Chris Carlsson
"The price of vodka has been getting out of control for too long. Thankfully the people who are importing WODKA decided to bring in an honest vodka at an honest price. Stick a fork in that overpriced Goose - it's done! Overall rating and value rating: 10 out of 10 in both categories."

Nightclub&Bar
"Wodka is an ultra-premium authentic rye vodka being sold at a budget price."

Page Six
"Avenue doorman the face of Wodka Vodka"

TMZ
"LeBron James took his talents to a Miami nightclub this weekend...and ordered up three bottles of Wodka vodka"

PR

PANACHE

BEVERAGES, INC.

PR

TIME

It's Your Money

Money-saving deals and simple advice for saving money

The Premium-Tasting Vodka That Costs $10 a Bottle

Posted by BRAD TUTTLE Wednesday, March 23, 2011 at 3:48 pm

4 Comments • Related Topics: food smart shopping , grey goose, ketel one, liquor, vodka, wodka

Tweet 163 Like 402

When you pay more, you get better quality, right?

Not always. Case in point: A Reuters blog focuses on vodka—or rather, Wodka, a vodka produced in eastern Poland that gets high scores in tastings, and yet which only costs $10 or $12 for a 750 ml bottle. It's not unusual, mind you, for a martini made with Grey Goose or Ketel One to cost that same amount in a trendy bar.

Wodka was given a rating of 90 points (exceptional) by the Beverage Tasting Institute. That's the same exact rating given to Grey Goose Le Citron Vodka, by the way, which retails for about $30 a bottle.

So why the huge price difference? Grey Goose has managed to establish itself as a premium product, and consumers are willing to (duped into?) pay $30 or more per bottle. Whether people are paying top dollar because they really believe Grey Goose tastes better, or simply because they believe drinking this vodka somehow demonstrates one's excellent taste (and status) probably doesn't matter to the people making money selling Grey Goose. They just hope drinkers continue to be willing to pay a premium for the product.

But if you're less interested in status, and more into how a beverage actually tastes on your tongue, there's a strong argument to give cheaper priced products a try. Here's a quote from the Reuters story explaining the Wodka approach:

> "We've taken an egalitarian approach to the brand. We could charge $25 a bottle for it, but we don't and as a consequence, we make a lot less money. We hope people pick up on that — buy into the honestly and integrity of the product," says James Dale, President of Panache, which owns and distributes Wodka.

It's been demonstrated that consumers often like the taste of less expensive foods just as much as the big-name brands.

Here's your excuse to do some fun taste tests. Do them at home, or make sure you have a designated driver.

associates came across a bottle in a Bialyst
its label. Wódka, the Communist Party-appr
taste very good, and Dale believed it was rip

Chopin), the industry has come up with a new recession-proof formula—absurdly cheap "premium" vodkas. Along with Wódka, more than 50 vodkas with sub-$20 price tags and ridiculous names—KU:L, Blue Feather, and L'Chaim, to

Vodka: Clear and Present Da

The rise of the funny-named, sub-$20 super-premiu

By David Sax

Standing amid pleather ottomans in a dimly lit Manhattan lounge, New York Giants defensive lineman Jason Pierre-Paul was mystified by the vodka bottle before him. It had a screw top; conspicuously absent from its label were a flock of gray geese, a mogul's chateau, or any symbol of gratuitous wealth. Concerned, Pierre-Paul looked up Wódka Vodka on his smartphone and discovered that it retailed for $12. "What the f—k are you serving this for!" he barked at loomberg
usinessweek

t our new FREE iPad app now | Home | Finance | Technology | Innovation

THE EXECUTIVE MBA at KELLOGG

Excerpts From Business Week 4/11

PR
Excerpts From Business Week 4/11

PANACHE
BEVERAGES, INC.

The Smoothest New Vodkas

Ignore the rumors about the spirit's demise. It's not only alive—it's more soulful than ever. As these brands attest, character trumps a splashy bottle every time. ***Rob Willey***

WÓDKA VODKA ($13)

For suckers who believe that fancy packaging equals superior vodka, here's proof—via Poland—that plain and cheap goes down just as easily.

COLD RIVER VODKA ($40)

Four kinds of potatoes travel 80 miles from dirt to distillery to make this full-bodied, copper-pot-brewed sipper from Maine.

KARLSSON'S GOLD VODKA ($30)

This creamy, minimally distilled, and uncommonly flavorful vodka from Sweden blends seven different heirloom potatoes that have such sturdy names as Solist and Gammel Svensk Rod.

DEATH'S DOOR VODKA ($35)

The Wisconsin producer uses wheat harvested from an island in Lake Michigan to craft a sweet, grassy spirit that outshines the imported stuff.

CIRCUS X

The Clear Winner

VODKA HEREBY RECLAIMS ITS RIGHTFUL PLACE AS THE KING OF SPIRITS.

Reports of vodka's death have been greatly exaggerated. After the *Sex and the City* gals—and their legions of fans—commandeered it for their apple cosmotinis in the early aughts, dudes began to turn away from potato water and toward its juniper-addled brother, gin. But today, eff all that. Vodka's still the most mixable party booze. And thanks to new artisanal brands, it's fast becoming a sipping spirit. Don't believe us? Check out the bottles below and report back.

ABSOLUT
VODKA
IMPORTED
$22
STOLICHNAYA
$30
SOBIESKI
$11
EFFEN
VODKA
$30
OYO
Vodka
$35
WÓDKA
$9

1 **ABSOLUT** You can get it with mango, pear, or "pepper," but Absolut's **original potion—just wheat, no sugar added—**is our go-to cocktail base. Clean, mellow, and busty, like any good Swedish export.

2 **STOLICHNAYA GOLD** Smoother and sweeter than its brethren, the near-top of Stoli's line is worth the splurge, a subtle **balance of creamy and spicy notes.** Brings a touch of class to any bathtub punch.

3 **SOBIESKI** Made from rye rather than wheat or potatoes, this Polish vodka **has a sour bite** that sets it apart from some of its flavorless—and way more expensive—competitors.

4 **EFFEN** The makers of this happy juice are setting us up to call it the **best effin' vodka**—and we're glad to oblige. Really, the name stems from a Dutch word meaning "even" or "balanced," but we'd define it simply as "damn good."

5 **OYO** Straight from the frozen tundra of...central Ohio, this artisanal spirit, **made from local red winter wheat,** is everything ordinary vodkas aren't: robust, complex, and strangely flavorful. Enjoy it straight and neat.

6 **WÓDKA** Thanks to the **super-low price and clean, non-headache-inducing taste** of this product of Poland, there is officially no reason to consume vodka from a plastic bottle ever again. Take heed, ye in college!

PR
DETAILS MAGAZINE
MAXIM MAGAZINE

PANACHE
BEVERAGES, INC.

NEWS

VODKA BRANDING DISTILLED

A long time ago, in an economy far away, plunking down 30 bucks for a bottle Stoli was no biggie. Then again, neither were sub-prime mortgages. The recession has changed all that, of course, and made saving money cool. The latest proof: cheap-chic vodkas—award-winning distillations that sell for around 10 bucks.

"We've left the days of glitz and bling behind," says spirits industry consultant Arthur Shapiro. "Consumers might like their Grey Goose and Ketel One, but they might as well buy a good-tasting vodka at a lower price." And they are.

Svedka—which began the cheap-chic charge several years ago—is now the fastest growing spirits brand in America. And guess where its drinkers are coming from? "We steal market share from our more expensive competitors," says svp Marina Hahn. These newcomer brands are hardly subtle about it, either. A recent ad for Sobieski reads: "Overspending on vodka? That's so 2008."

Even the bottles look upscale—as our shelf of contenders and defenders below illustrates. While cheap-chic vodkas might not be comforting for the likes of Ketel One, it's great news for average consumers. As a Wódka spokesperson put it: "Good vodka for less money appeals to everybody." *Na Zdrowie!*

—**Robert Klara**

$23
ABSOLUT
Country of Sweden
VODKA
IMPORTED
$24
Ketel One
VODKA
IMPORTED
$29
GREY GOOSE
VODKA
DISTILLED AND BOTTLED IN FRANCE
$60
Stolichnaya
elit
$9
WÓDKA
[VODKA]
40% ALCVOL
$16
SVEDKA
IMPORTED SWEDISH
VODKA
Product of Sweden
$11
SOBIESKI
VODKA
POLAND
$13
RÖKK
VODKA
OF SWEDEN

Absolut
U.S. debut: 1979
Where it's from: Sweden
Claim to fame: First fancy vodka import to teach people to plunk down a scandalous $20 for a bottle of booze with no flavor.
Advertising legacy: Pioneered the practice of hiring famous artists to interpret the bottle in print ads, starting with "Absolut Warhol" back in 1985.

Kettle One
U.S. debut: 1992
Where it's from: The Netherlands
What sets them apart: The Nolet family's been brewing this stuff for over 300 years, so they'd better have the recipe down by now.
Memorable Ad: 2009 consummately heterosexual TV spots (via Grey Worldwide) slammed men who drink vodka "from delicately painted perfume bottles." Ouch.

Grey Goose
U.S. debut: 1997
Where it's from: France
Bragging points: Use of French wheat, distilled in the Cognac region, and purified through "Champagne limestone" (huh?).
Recent marketing gambit: Just before Christmas, famed jeweler Chopard produced a limited-edition magnum it sold in Paris for $815 each. Great stocking stuffer, guys.

Stolichnaya Elit
U.S. debut: 2005
Where it's from: Russia
What makes it worth 60 bucks?: We're not sure, but its ads claim that Elit is "50 times more slowly distilled than usual vodkas."
Uh, which means... The filtration process takes place at -18°C, forcing impurities to freeze against the tank walls and an ultra-smooth vodka to be left over. The process is expensive as hell—and so is Stoli Elit.

Wódka
U.S. debut: 2010
Where it's from: Poland
Why do we need another vodka brand?: "All these other vodkas have taken the category way too seriously," says spokesperson Brian Gordon. "We're a great bottle of vodka for reasonable money."
Snarky ad: Times Square billboard showing a martini-toting lounge lizard and the tag: "Hamptons Quality. Newark Pricing."

Svedka
U.S. debut: 2010
Where it's from: Sweden
Tell us your selling point: "We provide Swedish quality, premium style, and outrageous value," says SVP Marina Hahn. "We are the JetBlue of vodkas."
Memorable TV spot: The Svedka robot girl (uh, don't ask) gets her groove on in a futuristic club to the strains of the Jackson 5's "Dancing Machine."

Sobieski
U.S. debut: 2010
Where it's from: Poland
Pitch us in five seconds: "Sobieski offers consumers a super-premium product that they can afford," says VPM Timo Sutinen.
Got a famous spokesman?: Yes, Bruce Willis (also part-owner) who's behind the current "Truth in Vodka" campaign that touts ingredients over fancy bottles.

Rökk
U.S. debut: 2010
Where it's from: Sweden
Who's going to drink this?: Clearly, twentysomethings, given the Viking mascot and the hiring of The Lonely Island comedy dudes as creative directors this December.
Memorable endorsement line: "Diageo gave us a bunch of Rökk vodka," said Lonely Island's Andy Samberg, "which we enjoy drinking with our mouths."

12 | ADWEEKMEDIA | 1.10.2010

1.10.2010 | ADWEEKMEDIA | 13

PR

NATIONAL
CASE STUDY

CHRISTMAS QUALITY
HANUKKAH PRICING

WÓDKA
[VODKA]

POLMOS
WÓDKA
[VODKA]
NET CONTENTS 1.0L
40% ALC/VOL

CHRISTMAS QUALITY
HANUKKAH PRICING
WÓDKA
[VODKA]
Great Vodka. Priced Right.

CNN

CHRISTMAS QUALITY
HANUKKAH PRICING
WÓDKA
[VODKA]

Vodka ad boasting 'Christmas quality' at 'Hanukkah pricing' to come down amid complaints

By Emanuella Grinberg, CNN

NEW YORK POST

Booze ruse screws Jews

FOX NEWS.com

'Crude and Offensive' Anti-Semitic Vodka Billboard Removed in New York

abc NEWS

Wodka Vodka billboard causes controversy

CHRISTMAS QUALITY
HANUKKAH PRICING
SHARE

TMZ

WODKA VODKA

Billboard Pulled

BREAKING NEWS
CHRISTMAS QUALITY
HANUKKAH PRICING
WÓDKA
[VODKA]

The Billboard	
Get over it	77%
Anti-Semitic	23%
Total Votes: 94,465	

ADWEEK

Vodka Maker Pulls NYC Billboard

The New York Times

Billboard Called Is Quickly Pulled

THE COLBERT REPORT

THE COLBERT REPORT

Stephen Colbert Takes on 'Christmas Quality, Hanukkah Pricing' Vodka Billboard

Last week, a billboard touting Wodka brand vodka's winning combination of "Christmas Quality" and "Hanukkah Pricing" appeared over Manhattan, only to be taken down less than 24 hours later. On tonight's *Report*, Stephen Colbert went the unexpected route and actually decried the advertisement's offensiveness—but not for the reasons you'd expect.

GET OUR TOP STORIES
FOLLOW GAWKER

NEW YORK

'Christmas Quality, Hanukkah Pricing' Vodka Ad Does Not Amuse

By Brett Smiley

msnbc

Vodka company yanks "Hanukkah pricing" ad

PANACHE
BEVERAGES, INC.

HYDE PARK QUALITY
PINELLAS PARK PRICING
WÓDKA
[VODKA]
WÓDKA
[VODKA]

HYDE PARK QUALITY
PINELLAS PARK PRICING
WÓDKA
[VODKA]

SOUTH BEACH QUALITY
HIALEAH PRICING
WÓDKA
[VODKA]
WÓDKA
[VODKA]

SOUTH BEACH QUALITY
HIALEAH PRICING
WÓDKA
[VODKA]

Trucks in Key Markets
MIAMI
TAMPA

WÓDKA
[VODKA]

IMPACT

MEDIA	TRAFFIC RANK IN USA	share	tweet
CNN	21	2	88
IBTIMES	1,309	63	0
msnbc.com	1,466	97	2
FOX NEWS.com	47	1	81
abc NEWS	113	52	4
Aol.	18	0	0
The New York Times	35	0	0
VOICE Blogs	3,128	0	18
TMZ	120	1284	264
YAHOO! NEWS	4	8	279

MEDIA	TRAFFIC RANK IN USA	share	tweet
GAWKER	423	505	0
The Colbert Report	2,985	245	0
NBC New York	4,225	306	7
Barstool Sports	1,212	244	0
Mail Online	95	657	0
The Huffington Post	25	98	13
BuzzFeed	169	62	15
Business Insider	215	0	2
New York	689	249	0
THEBLAZE	285	270	22

MEDIA	TRAFFIC RANK IN USA	share	tweet
gothamist	2,488	131	20
New York Post	255	372	12
ADWEEK	2,634	132	372
Complex	1,264	0	0
New York Observer	3,728	14	0
ADL	37,864	0	0
DNAinfo.com	5,908	0	0
Grub Street	5,750	69	0
StyleIte	14,471	239	60
Newsnet 14	RANK IN GB 42,322	0	0

WESTSIDE HIGHWAY BILLBOARD GETS 91,800 COMMUTER VIEWS PER DAY
2 BILLBOARDS/EACH 91,800 = 183,600

WÓDKA
[VODKA]

TMZ ONLINE POLL:

The Billboard

Get over it	77%
Anti-Semitic	23%
Total Votes:	94,478

*Poll Results

WEB TRAFFIC FROM
102 COUNTRIES IN THE FIRST 48 HOURS

8 PRIME TIME
TV MENTIONS
AS FEATURED STORY

OVER
150,000,000
MEDIA IMPRESSIONS &
300,000,000
TOTAL IMPRESSIONS

LOCAL
CASE STUDY

HYDE PARK QUALITY
PINELLAS PARK PRICING

WÓDKA
[VODKA]

WÓDKA
[VODKA]
NET CONTENTS 1.0L
40% ALC/VOL

HYDE PARK QUALITY
PINELLAS PARK PRICING
WÓDKA
[VODKA]
Great Vodka. Priced Right.

WÓDKA [VODKA] IMPACT

MEDIA	TRAFFIC RANK IN USA
myFOX Tampa Bay	7,633
13 News	6,605
TBO.com Tampa Bay Online	2,168
Tampa Bay Newspapers TBNweekly.com	113,967
Bay News 9	1,695
Tampa Bay Times	1,519

WÓDKA
[VODKA]
WÓDKA
[VODKA]

Tampa Bay Times

Pinellas Park snub part of broader, controversial Wodka Vodka billboard campaign

Pinellas Park snub part of broader, controversial Wodka Vodka billboard campaign

HYDE PARK QUALITY
PINELLAS PARK PRICING
WÓDKA
[VODKA]

Bay News 9

Pinellas Park working vodka billboard to its advantage

HYDE PARK QUALITY
PINELLAS PARK PRICING
WÓDKA
[VODKA]
The sign, which sits high above International Plaza, reads "Hyde Park quality, Pinellas Park pricing."

Tampa Bay Newspapers TBNweekly.com

Pinellas Park capitalizes on free advertising

"Any publicity is good for Pinellas Park."
said chamber board member Housh Ghovaee

TBO.com Tampa Bay Online

Vodka maker creates interesting billboard

myFOX TAMPA BAY

FOX 13

Billboard pits Hyde Park against Pinellas Park

WÓDKA
[VODKA]
FEATURED STORY ON
3 PRIME TIME
NEWS STATIONS
3,000,000+
MEDIA IMPRESSIONS
10,000,000
TOTAL IMPRESSIONS
OVER 200 NEW ACCTS
ORDERED WITHIN
A WEEK OF COVERAGE

Q4 2013 - 2014
WODKA CREATIVE 2.0
Updated Creative Assets Across the Board
 ✓ Characters (promotional search)
 ✓ Drinks
Updated Website
Updated POS
BYOB Tool
New Billboard Creative
MARKETING INIATIVES
Key Market Billboard Media Buys
Digital Media Buys
Key Market Trucks
Film and Television Product Placement
PR
Social Media
Major Local Market Event Push

PANACHE
BEVERAGES, INC.

WÓDKA [VODKA]
Great Vodka. Priced Right.

PRODUCT PLACEMENT

Wodka Vodka delivered to following sets for on-screen placement

Film Placements:

- PRODUCTION: FAST & FURIOUS 7
- PRODUCTION: GILLIAN FLYNN GONE GIRL
- PRODUCTION
- PRODUCTION: HOT TUB TIME MACHINE

TV Placements:

- ALMOST HUMAN
- ROBIN WILLIAMS THE CRAZY ONES
- ENLISTED
- THE FOLLOWING
- Royal Pains
- GROUND FLOOR
- UNDATEABLE
- NCIS: LOS ANGELES
- New Girl

PRODUCT PLACEMENT

PANACHE
BEVERAGES, INC.

ALIBI

AMERICAN WHISKEY

EVERYBODY NEEDS AN ALIBI.

BRAND SNAPSHOT
Alibi is an elixir for the flawed human spirit in all of
us, a tonic for sin and an excuse for vulnerability.
We created the spirit because we know mankind
needs an out, a way to feel better about those poor
decisions that will invariably be made.  Alibi is for
real people, real drinkers and believes that at one
time or another.
Everybody needs an Alibi.

• Alibi American Whiskey is a smooth 90 proof blended whiskey that is easy to drink; any way you want to drink it. Alibi is excellent for shooting, sipping with your favorite beer or mixing with your favorite juice, soda or as a key ingredient in a great cocktail.
• Alibi is different than many of the small batch, single barrel, or micro distillery whiskeys that have come to market in recent years - no offense to them. Alibi is not there to be fussed over, debated or used as a muse for a seminar. It is not about its age or aroma -
 heritage or flavor notes. Alibi is there to be a part of a great night with friends, a night that hopefully ends up with a great story and probably the need for, well, an Alibi.
Product Positioning

ALIBI STORY
10pm
4am
12am
2am

PANACHE
BEVERAGES, INC.

2013 CURRENT MARKETS

- New York
- New Jersey
- Massachusetts
- Connecticut
- Florida
- Texas
- Washington
- California
- Nevada
- Georgia

CURRENT MARKETS

PANACHE
BEVERAGES, INC.

RESTAURANT HOSPITALITY:
Restaurant Hospitality
marketplace
13 WATCH IN 2013
MARKET WATCH:
MARKET WATCH
Block 16 Hospitality Thrives in Las Vegas
NEW PRODUCT WATCH
QUEENS CHRONICLE:
Queens Chronicle
"ALIBI WHISKEY SHOW THAT THE USA CAN PRODUCE QUALITY HARD BOOZE AS WELL."
SPRINKLES AND BOOZE:
"THIS WHISKEY CAN WORK FOR SHOOTING, DRINKING ON THE ROCKS, OR MIXING FOR YOUR FAVORITE COCKTAILS. ALIBI IS THERE TO BE A PART OF YOU PARTY."
DRINK HACKER:
DRINKHACKER.COM
THE ESSENTIAL BLOG FOR THE DISCRIMINATING DRINKER
"FOR WHAT IT ASPIRES TO BE... ALIBI DOES THE TRICK."
GOTHAMIST:
gothamist
"THINGS START INNOCENTLY ENOUGH WITH A GENEROUS POUR OF ALIBI AMERICAN WHISKEY..."
NEW YORK POST:
NEW YORK POST
"RED ROOSTER'S VERSION IS MADE WITH ALIBI AMERICAN WHISKEY – A BLENDED CORN & RYE SPIRIT FEATURING CLEAN, NOT OVERLY OAKEN FLAVORS."
TWENTYAPOLIS:
twentyapolis
"ALIBI, YOU'RE WELCOME AT OUR CABIN ANYTIME. THANKS AGAIN!"

PR HITS

PANACHE
BEVERAGES, INC.

PANACHE
BEVERAGES, INC.
ALIBI AMERICAN WHISKEY LAUNCHES
MARKETING CAMPAIGN THROUGH SCANDALL APP.
Kirill Was Here
She's calling her boyfriend from my hotel room after a night of partying with me! Does she deserve an Alibi?
alibiwhiskey.com/a/136
KIRILL WAS HERE
SCANDALL
APP
WILL BE SUPPORTED THROUGH NATIONAL DIGITAL MARKETING CAMPAIGN VIA
TMZ
JUST JARED
BroBible
CELEBUZZ
fanpop!
OFF-PREMISE DRIVE TO SCANDAL APP
ADDITIONAL SUPPORT
EVENTS, PR, & OOH ADVERTISING
OVER $1 MILLION
BUDGET FOR LAUNCH
ALIBI
AMERICAN WHISKEY
90 PROOF
ALIBI
$

THE WALL STREET JOURNAL.

ALIBI AMERICAN WHISKEY LAUNCHES;
DEDICATES 85% OF TOTAL CONSUMER MARKETING SPEND TO DIGITAL

Alibi American Whiskey Launches; Dedicates 85% of Total Consumer Marketing Spend to Digital

"*Scandal App*" and Crowdsourcing at the Center of the Campaign

NEW YORK, NY--(Marketwired - Jul 1, 2013) Alibi American Whiskey, from Panache Beverages Inc. (OTCQB: WDKA), is approaching its brand marketing campaign in a unique way, dedicating 85% of its consumer marketing spend to digital, social and mobile. The campaign focuses almost solely on brand building and organic grassroots awareness around the brand's edgy positioning and desire to be a part of the conversation on all things "controversial."

At the center of the campaign is its Scandal app; an new application that allows users to capture and submit images of anyone or anything they think may need an Alibi and instantly publish an image with real time voting, allowing people to decide for themselves if an Alibi is deserved.

The free app uses crowdsourcing to determine the culprit's accountability. The app ties in seamlessly with other social media platforms enabling frictionless sharing -- once published, voting on any individual scandal remains with the original content, regardless of where its published. As more votes are cast the scales tilt and the "yes" or "no" percentages are broken down to show to the crowd's majority opinion.

The campaign will be supported with national digital media via TMZ, Spin Media and Woven Media as well as a series of content partnerships. Engine Shop developed the marketing strategy and manages all marketing, advertising and promotions for Panache.

About Alibi American Whiskey
Alibi is a corn-based whiskey that contains elements of rye and malted barley aged in first-fill American oak casks, distilled, bottled and blended in Florida. A counterpoint to current mainstream bourbon and rye market trends, Alibi has set out to demystify the brown category by offering a more accessible product.
www.alibiamerica.com

About Panache Beverages
Panache Beverages, Inc. (OTCQB: WDKA), based in New York, is an alcoholic beverage company specializing in the development, global sales and marketing of spirits brands. The Company's expertise lies in the strategic development and aggressive early growth of its brands establishing its assets as viable and attractive acquisition candidates for the major global spirits companies. Panache intends to build its brands as individual acquisition candidates while continuing to develop its pipeline of new brands in to the Panache portfolio. Panache's existing portfolio contains three brands: Wódka Vodka, Alchemia Infused Vodka and Alibi American Whiskey.

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PANACHE
BEVERAGES, INC.

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the app
locate
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Alibiwhiskey.com

PANACHE
BEVERAGES, INC.

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DO THEY DESERVE AN ALIBI?
NO 25%
Yes 75%

TMZ

THE HUFFINGTON POST

GAWKER

Alibi is a Part of That Discussion

MARKETING SUPPORT
Most of What People Talk About is
Scandal, or some Variation of It
Alibi is a Part of That Discussion

PANACHE
BEVERAGES, INC.

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DO THEY DESERVE AN ALIBI?
A 1930
NO 67% Yes 33%
Lorem ipsum dolor sit amet, consectetur adipiscing elit. Sed nec purus in ante pretium blandit. Aliquam erat volutpat. Nulla libero lectus.

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DO THEY DESERVE AN ALIBI?
A 1930
NO 25% Yes 75%
Lorem ipsum dolor sit amet, consectetur adipiscing elit. Sed nec purus in ante pretium blandit. Aliquam erat volutpat. Nulla libero lectus.

Mobile Access to App
Story featured through mobile App
ALIBI APP

PANACHE
BEVERAGES, INC.

Cafeteria Lady Pat wearing a dress in men's Bathroom! Alibi or not? #Alibi
NO
YES

AN ALOHA FROM HELL PRODUCTION
BEACH PARTY
IN
"CAN'T SURF" AND "FUN"
RECORDED BY TY SEGALL - MIXED BY SONNY DIPERRI
RECORDED AT THE SWEAT LODGE - LOS ANGELES
ALIBI

SCANDAL APP AMBASSADORS
Tumbleweed Wanderers
Beach Party

PANACHE
BEVERAGES, INC.

Swear and Shake @SwearAndShake 7 Jun
Keepin warm at @GovBallNYC at the Alibi Bar @AlibiWhiskey #whatsyouralibi pic.twitter.com/kyjBXPIFNG
Hide photo ← Reply ⇆ Retweet ★ Favorite ••• More

Turf War @TURFWARUSA 16 Jun
Thanks Brooklyn! @brooklynbowl @AlibiWhiskey pic.twitter.com/UyqCc748zz
Hide photo ← Reply ⇆ Retweet ★ Favorite ••• More

SCANDAL APP AMBASSADORS
Swear & Shake
Turf War

PANACHE
BEVERAGES, INC.

KIRILL WAS HERE

world redeye.com

The Fat Jew

SCANDAL APP AMBASSADORS
Kirill Was Here
World Red Eye

PANACHE
BEVERAGES, INC.

ALIBI
ADULTERER? LIAR? EMBEZZLER?
EVERYBODY NEEDS AN ALIBI.
SOCIALITE life
NEWS PHOTOS SKIN RED CARPET TV & FILM MUSIC CONTACT
ENTER NOW
Ke$ha Counters Westboro With The Power Of (Backup) Dance
YOU'VE DONE THE DEED.
NOW DOWNLOAD YOUR ALIBI.
GET YOURS.

ALIBI
absolutepunk.net
Office DEPOT
ONE DIRECTION IS HERE
EXCLUSIVE LIMITED EDITION COLLECTION
ONLY AT OFFICE DEPOT
ADULTERER? LIAR? EMBEZZLER?
EVERYBODY NEEDS AN ALIBI.
YOU'VE DONE THE DEED.
NOW DOWNLOAD YOUR ALIBI.
GET YOURS.

CELEBUZZ!
ALIBI
SARA BAREILLES
ADULTERER? LIAR? EMBEZZLER?
EVERYBODY NEEDS AN ALIBI.
Kelly Clarkson: 'I'm So Over' My Wedding
YOU'VE DONE THE DEED.
NOW DOWNLOAD YOUR ALIBI.
GET YOURS.

ALIBI
HOME PHOTO GALLERIES VIDEOS MUSIC EXCLUSIVES FASHION ARCHIVES CONTACT
THE CAST OF 'DO THE RIGHT THING' REUNITE FOR A PHOTO SHOOT + SPIKE LEE'S RAISES $1.4M
VIEW THE GALLERY 11 Photos
ADULTERER? LIAR? EMBEZZLER?
EVERYBODY NEEDS AN ALIBI.
YOU'VE DONE THE DEED.
NOW DOWNLOAD YOUR ALIBI.
GET YOURS.

SITE TAKEOVERS

PANACHE
BEVERAGES, INC.

Adulterer? Liar? Embezzler?
Everybody needs an Alibi.
ALIBI
TMZ
CELEBS · VIDEOS · PHOTOS · SPORTS · TV
SIGN IN · STORE · TOUR
GOT A TIP?
CELEBRITY JUSTICE
MIGUEL
SINGER CHARGED WITH DUI
SAGA
ALIBI
FLASHBACK
2004 - 1 Night in Paris hits the web and launches Paris Hilton to celebrity status.
10 years later, does she deserve an Alibi?
VOTE - ALIBI OR NOT
NO
YES

James Allen @CJC208
1m
Does Paris Hilton deserve an Alibi? You be the judge!
alibiwhiskey.com/a/307 via @AlibiWhiskey
Expand

FLASHBACK 2004-1 Night in Paris hits the web and launches Paris Hilton to celebrity status. 10 years later, does she deserve an Alibi?
NO
YES

TMZ ADVERTISING
TMZ Featured Story
Story shared through “Widget”
Story posted to social media outlets

Brand
Johnnie Walker
Jack Daniel’s
Macallan
Maker’s Mark
Jim Beam
Alibi
Crown Royal
Glenlivet
Glenfiddich
Jameson
Knob Creek
Bulleit
Buffalo Trace
Evan Williams
Woodford Reserve
Wild Turkey
Dewar’s
Michters
Chivas
Tullamore Dew
Templeton
Data source: Alexa.com
HIGHEST RANKED BRANDS
(most traffic to least)
Rank
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
N/A
N/A
N/A
N/A
Data source: Alexa.com - 10.6.2013

PANACHE
BEVERAGES, INC.

ALIBI
Everybody needs an Alibi...

ALIBI
AMERICAN WHISKEY
Everybody needs an Alibi.

ALIBI
AMERICAN WHISKEY
Everybody needs an Alibi.

ALIBI

AVAILABLE POS

PANACHE
BEVERAGES, INC.

POS

NECKER

47561 po6303
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ALIBI
AMERICAN WHISKEY
SAVE $5
INSTANTLY
AGED, BLENDED
90
PROOF
45%
ALC/VOL
& BOTTLED IN THE USA
EVERYBODY NEEDS AN ALIBI.
INSTANT REDEEMABLE IN-STORE COUPON CANNOT BE DOUBLED
OFFER EXPIRES 1/31/14 - MANUFACTURER'S COUPON

SHELF TALKER

ALIBI
AMERICAN WHISKEY
AGED, BLENDED
90
PROOF
45%
ALC/VOL
& BOTTLED IN THE USA
EVERYBODY NEEDS AN ALIBI.

CASE CARD

ALIBI
AMERICAN WHISKEY
AGED, BLENDED
90
PROOF
45%
ALC/VOL
& BOTTLED IN THE USA
ALIBI
$
Alibi is an elixir for the flawed human spirit in all of us, a tonic for sin and an excuse for vulnerability. We created the spirit because we know mankind needs an out, a way to feel better about those poor decisions that will invariably be made. Alibi is for real people, real drinkers and believes that at one time or another.
EVERYBODY NEEDS AN ALIBI.
a·li·bi [al-uh-bahy] An excuse, especially to avoid blame.

TV HANG TAG

ALIBI
AGED, BLENDED
90
PROOF
45%
ALC/VOL
& BOTTLED IN THE USA
ALIBI SHOT & 16OZ DOMESTIC SPECIAL!
ALIBI
AMERICAN WHISKEY
DOWNLOAD SCANDAL APP

POS
NECKER
SHELF TALKER
TV HANG TAG
CASE CARD

PANACHE
BEVERAGES, INC.

ALCHEMIA CHOCOLATE

ALCHEMIA WILD CHERRY

BRAND OVERVIEW
IMBIROWA (EEM-BEER-OVA) - GINGER

SUPERB CLARITY; SILVERY APPEARANCE. THE OPENING
WHIFFS DETECT EARTHY GINGER ROOT AND RAW
SUGARCANE. THE PALATE ENTRY IS MARKED BY A PRICKLY
GINGER SPICE, ROOT AND FOLLOWED BY CRYSTALLIZED
SUGAR. TONGUE CONTINUES TO TINGLE, LEAVING WAVES
OF SUGAR AND SPICE THROUGHOUT THE FINISH.
CZEKOLADOWA (CHEK-O-LA-DOVA) - CHOCOLATE
THE VIBRANT TAWNY COLOR IS OF AN ORANGE PEKOE TEA
WITH OUTSTANDING PURITY. NOSE FINDS BITTERSWEET
COCOA CRISP; AERATION SERVES TO EXPAND THE COCOA
WITH LAYERS OF DARK CHOCOLATE, BITTERNESS, CAKE
FROSTING, AND MALTED GRAIN. THE PALATE ENTRY
MEDIUM WEIGHTED; THE MID-PALATE LEAVES A PLEASANT,
SEMISWEET DARK CHOCOLATE QUALITY. END ON A
BITTERSWEET, DARK COCOA NOTE.
WIŚNIOWA (VEES-NEO-VA) - WILD CHERRY
THE GORGEOUS RUBY PORT COLOR IS FLAWLESSLY CLEAN.
THE AROMA DISPLAYS BRAMBLY NOTES, BAKING SPICES
AND FRUIT CAKE. ON THE PALATE, THE TEXTURE IS
VELVETY AND CLEAN WHILE TART CHERRIES AND BLACK
PEPPER COLLIDE. THE FINISH IS LONG WITH A LINGERING
HEAT THAT EVOLVES THROUGHOUT THE MOUTH.

PANACHE
BEVERAGES, INC.

Industry Recognized

ALCHEMIA INFUSED VODKA

94

POINTS

WINE ENTHUSIAST
MAGAZINE
TOP
100
BEST BUYS
2011

NOVEMBER 2011

SKYY VODKA
ANTIGUO
Blue Label
24
ABUELO
CAPEL
ALCHEMIA

WINE ENTHUSIAST MAGAZINE

TOP 50 {SPIRITS 2011}

CLASSICS ENDURE IN AN EVER-CHANGING LANDSCAPE.

BY KARA NEWMAN

"Cherry and berry are among the most popular flavors offered by vodka makers, as cocktalians tend to prefer sweet flavors. Although vodka is often touted as 'colorless and odorless,' the scent counts as much as the taste. Sometimes, more." - **KARA NEWMAN**

Industry Recognized
Named One of Wine
Enthusiast’s Top 50 Spirits
of 2011